                                                                   EXHIBIT 10.52

                                 TRIPARTITE DEED

                    Minister for Transport and Urban Planning
                                    (Lessor)

                     Australia Southern Railroad Pty Limited
                                    (Lessee)

                             ANZ Capel Court Limited
                               (Security Trustee)

                                    CONTENTS

1.    DEFINITIONS AND INTERPRETATION                               3

      1.1      Definitions                                         3
      1.2      Definitions in Lease                                4
      1.3      Interpretation                                      4
      1.4      Inconsistency                                       5
      1.5      Capacity of Security Trustee                        5

2.    CONSENT AND ACKNOWLEDGEMENT                                  5

      2.1      By the Lessor                                       5
      2.2      By the Lessee                                       6
      2.3      By the Security Trustee                             6
      2.4      No consent                                          6

3     DEFAULT                                                      6

      3.1      Notification by Lessor                              6
      3.2      Security Trustee's cure rights                      6
      3.3      Termination by Lessor of Lease                      7
      3.4      Other enforcement by the Lessor                     7
      3.5      Application under Railways Act                      8
      3.6      Enforcement of a Security                           9

4.    PARTIAL SURRENDERS                                           9

      4.1      Voluntary Surrenders                                9
      4.2      Surrender Warning Notice                            9
      4.3      No Surrender Notice                                 9

5.    INFORMATION SHARING                                         10

      5.1      Notification by Lessor                             10
      5.2      Notification by Security Trustee                   10

6.    TRACK INFRASTRUCTURE CHARGE                                 10

      6.1      Consent                                            10
      6.2      Ranking                                            10
      6.3      Release of Track Infrastructure                    10
      6.4      Transfer of Track Infrastructure                   10
      6.5      Repair                                             11
      6.6      Compliance                                         11

7.    NOTICES                                                     11

8.    ASSIGNMENT                                                  12

      8.1      By Security Trustee                                12
      8.2      By Lessor                                          12

9.    MISCELLANEOUS                                               12

      9.1      Amendment                                          12
      9.2      Stamp duty and costs                               12
      9.3      Further security                                   12
      9.4      Entire agreement                                   12
      9.5      Further assurances                                 13
      9.6      Severability of provisions                         13
      9.7      No waiver                                          13
      9.8      Governing law                                      13
      9.9      Counterparts                                       13
      9.10     Production                                         13

10.   TERM                                                        13

11.   CONSENT                                                     13

                                                                             ii.

                                 TRIPARTITE DEED

DATED             2000 between:

PARTIES

         Minister for Transport and Urban Planning, a body corporate under the Administrative Arrangements Act 1994 (the "LESSOR")

         Australia Southern Railroad Pty Limited (ACN 079 444 296) of 12 Pirie Street Adelaide, South Australia (the "Lessee")

         ANZ Capel Court Limited (ACN 004 768 807) of Level 17, 530 Collins Street, Melbourne, Victoria (the "Security Trustee")

RECITALS

A. The Lessor and the Lessee are parties to an agreement for lease dated 7 November 1997 and will be the parties to a lease to be dated after the date of this Deed in, or substantially in, the form of the annexure to the agreement for lease. The Lessor and the Lessee may subsequently enter into additional incidental leases (all these agreements and leases are referred to herein as the Lease).

B. The Lessee has issued, or proposes issuing, a fixed charge over the Lessee' rights under, and interest in, the Lease in favour of the Security Trustee as security trustee for financiers to the Borrower (THE SECURITY).

IT IS AGREED as follows,

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         "Applicable Cure Period" means the period allowed to the Security Trustee to cure or procure the cure of a Critical Default as set out in
         Schedule 1 hereto, being a period commencing on the date of notice being given to the Security Trustee pursuant to clause 3.3(b).

         "Australian Railroad Group Security Trust" means the trust established by the Security Trust Deed.

         "Borrower" means ARG Financing Pty Ltd ACN 094 806 078.

         "Critical Default" means those Defaults under the Lease listed as such in Schedule 1.

         "Default" means:

         (a) any breach by the Lessee of any of its obligations under the Lease or any Event of Default (as defined in the Lease);

                                                                              3.

         (b) any event or circumstance which, alone or with the lapse of time or notice or both, would entitle the Lessor to require the Lessee to surrender the Lease in respect of any portion of the Land, or

         (c) any other event or circumstance which, alone or with the lapse of time or notice or both, would entitle the Lessor to terminate or rescind the Lease or treat it as repudiated or suspend the Lessor's performance of any obligations under it.

         "ENFORCING PARTY" means the Security Trustee or any receiver, receiver and manager, administrator, agent or attorney appointed under a Security.

         "POWER" means any right, discretion, power or remedy, whether express or implied. It includes accepting repudiation and granting waivers.

         "RAIL CORRIDOR LAND" means land on which track and Track Infrastructure which is necessary for the effective use of the track is located and contiguous land required for purposes of access, maintenance and effective use of that track and Track Infrastructure.

         "RAILWAYS ACT" means the Railways (Operations and Access) Act 1997
         (SA).

         "SECURITY" includes any additional or replacement security granted by the Lessee in favour of the Security Trustee in respect of the Lease.

         "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Deed between the Borrower, Australia and New Zealand Banking Group Limited and the Security Trustee.

         "SURRENDER CURE PERIOD" means the period allowed to the Security Trustee to cure or procure the cure of a default in respect of a portion of the Rail Corridor Land under clause 44 of the Lease as set out in Schedule 2 hereto being a period commencing on the date of notice being given to the Security Trustee pursuant to clause 4.2.

         "SURRENDER DEFAULT" means those Defaults under the Lease listed in
         Schedule 2.

1.2      DEFINITIONS IN LEASE

         Definitions in the Lease apply in this Deed, unless the term is otherwise defined in this Deed or the context requires otherwise.

1.3      INTERPRETATION

         (a) Clause 1.2 of the Lease applies as if incorporated in this Deed as if references to this Lease were to this Deed.

         (b) A reference in this Deed to remedy of a Default includes, where the Default is not capable of remedy within the time allowed under this Deed or the Lease, the making of other arrangements reasonably satisfactory to the Lessor including the payment of reasonable compensation where compensation is an adequate remedy for the Lessor.

         (c) A reference to include, includes or including does not limit what else might be included.

                                                                              4.

1.4      INCONSISTENCY

         In the event of any inconsistency between this Deed and the Lease this Deed will prevail,

1.5      CAPACITY OF SECURITY TRUSTEE

         The Security Trustee enters into this Deed in its capacity as trustee under the Security Trust Deed and, notwithstanding anything in this Deed, each party to this Deed (other than the Security Trustee) acknowledges that any rights which it may have against the Security Trustee under or in respect of this Deed shall not be against the Security Trustee personally but against the Security Trustee solely in its capacity as trustee under the Security Trust Deed. Accordingly, the Security Trustee may not be called on or be liable to satisfy any such rights out of any of its personal assets, and recourse (if any) against the Security Trustee shall be limited to the assets held by it in its capacity as trustee under the Security Trust Deed.

2.       CONSENT AND ACKNOWLEDGEMENT

2.1      BY THE LESSOR

         The Lessor consents to the creation of the Security and acknowledges that:

         (a) (NO DEFAULT) neither the creation of the Security nor the exercise of any Powers under a Security will of itself contravene or constitute a Default under the Lease or entitle the Lessor to exercise any Power (including of termination) under it;

         (b) (ENFORCEMENT) at any time after commencement of enforcement of the Security any Enforcing Party may exercise all or any of the Powers, and perform all or any of the obligations of the Lessee under or in relation to the Lease as if it were the Lessee to the exclusion of the Lessee; and

         (c)      (INEFFECTIVE) the Lessee cannot

                  (i) amend, vary, terminate, rescind, repudiate (otherwise than by breach) or accept any termination, rescission or repudiation of the Lease;

                  (ii) grant any waiver or release under or in relation to the Lease; or

                  (iii) enter into any document or agreement in relation to the Lease or Railway Operations which has the effect of varying or supplementing the Lease,

                  without the prior written consent of the Security Trustee which shall not he unreasonably withheld in any case where the Lessee has covenanted not to unreasonably withhold its consent under the Lease, Any purported amendment variation, termination, rescission, repudiation (otherwise than by breach), acceptance, waiver, release, document or agreement without that consent will be ineffective. The Lessee acknowledges that it must obtain the prior written consents referred to promptly and at its own expense.

                                                                              5.

2.2      BY THE LESSEE

         The Lessee acknowledges that it is bound by and shall cooperate in the implementation of this Deed. The Lessee acknowledges that this Deed is only intended to benefit the Security Trustee and the Lessor.

2.3      BY THE SECURITY TRUSTEE

         The Security Trustee acknowledges that unless expressly authorised or provided for under this Deed, nothing in this Deed:

         (a) authorises the Security Trustee to do anything which the Lessee may not do under the Lease;

         (b) operates to grant the Security Trustee rights greater than the rights of the Lessee under the Lease; or

         (c) authorises the Security Trustee to do any act or thing without the Lessors consent where under the Lease or under legislation the Lessee requires the Lessor's consent to such act or thing.

2.4      NO CONSENT

         The Security Trustee undertakes to the Lessor that it shall not consent to or grant permission to the Lessee assigning or mortgaging the Lease or granting a Sub-lease (except as permitted by the Lease or by this Deed) without the Lessor's prior written consent.

3.       DEFAULT

3.1      NOTIFICATION BY LESSOR

         (a)      The Lessor may notify the Security Trustee of:

                  (i)      any Default; or

                  (ii) any event or circumstance of force majeure under clause 11 of the Lease,

                  as soon as it becomes aware of the same. The Lessee confirms that it has no objection to any such notification.

         (b) The Lessor shall promptly give the Security Trustee copies of all documents issued by the Lessor to the Lessee under the Lease in any way relating to, or arising out of, any matter described in paragraph (a).

3.2      SECURITY TRUSTEE'S CURE RIGHTS

         (a) On becoming aware of any Default an Enforcing Party may take steps to remedy, or procure the remedy of, that Default. No Enforcing Party is obliged to do so.

         (b) To the extent reasonably requested by an Enforcing Party for the purpose of exercising its Powers under this Deed the Lessor shall:

                                                                              6.

                  (i) promptly provide that Enforcing Party with any information in its possession (including details of any steps which the Lessor considers appropriate to be taken to remedy the Default); and

                  (ii) ensure that it will not prevent or hinder any access to the Land by the Security Trustee.

3.3      TERMINATION BY LESSOR OF LEASE

         Despite anything in the Lease or any other document, and whether or not the Security Trustee has taken any action to enforce the Security, the Lessor may only terminate or rescind the Lease, treat the Lease as repudiated or re-enter and take possession of the Land if:

         (a)      a Critical Default is subsisting under the Lease; and

         (b) the Lessor has given notice to the Security Trustee setting out details of the Critical Default and identifying it as a Critical Default; and

         (c)      either:

                  (i) that Critical Default has not been remedied within the Applicable Cure Period (or any longer period agreed by the Lessor, that agreement not to be unreasonably withheld so long as the remedy of that Default is being diligently pursued by an Enforcing Party); or

                  (ii) the Security Trustee has notified the Lessor that it elects not to take any steps to remedy the Default.

3.3A     CURE PROCEDURE

         (d) During the Applicable Cure Period the Lessor shall afford the Security Trustee the opportunity to produce a detailed proposal ("Proposal") for remedying the relevant breach ("Relevant Breach").

         (e)      If:

                  (i)      the Proposal is reasonably acceptable to the Lessor;

                  (ii) the Security Trustee implements the Proposal with reasonable diligence; and

                  (iii) the Security Trustee complies with its obligations under this Deed,

                  then the Lessor must not terminate the Lease based upon the Relevant Breach during the Applicable Cure Period.

3.4      OTHER ENFORCEMENT BY THE LESSOR

         Despite anything in the Lease or any other document, and whether or not the Security Trustee has taken any action to enforce a Security, the Lessor may only exercise any Powers (other than to terminate or rescind the Lease, to treat the Lease as repudiated or to re-enter and take possession of the Land) which, but for this sub-clause, it would be entitled to exercise under the Lease as a result of a Default if:

                                                                              7.

         (a) the Lessor has given notice to the Security Trustee setting out details of the Default giving rise to that exercise; and

         (b)      either:

                  (i) if the Default is a breach of the Lease which is capable of remedy, that Default has not been remedied within 90 Business Days (or any longer period agreed by the Lessor, that agreement not to be unreasonably withheld so long as the remedy of that Default is being diligently pursued by an Enforcing Party) of the date on which the notice referred to in paragraph
                           (a) is given; or

                  (ii) if the Default is not a breach of the Lease which is capable of remedy, an Enforcing Party does not enter into possession of the Lessee's rights under the Lease and commence and continue to perform its obligations under the Lease within 90 Business Days of the date on which the notice referred to in paragraph (a) is given; or

                  (iii) the Security Trustee has notified the Lessor that it elects not to take any steps to remedy the Default.

3.5      APPLICATION UNDER RAILWAYS ACT

         The Lessor, the Lessee and the Security Trustee agree the following principles and criteria for the purposes of Section 26 of the Railways
         Act:

         (a) the regulator (as defined in the Railways Act) must give the Lessee and the Security Trustee at least 21 days notice of any application for the appointment of an administrator (as defined in the Railways Act) under the Railways Act;

         (b) the Security Trustee must be afforded the opportunity to address the court as to whether the administrator should be appointed and, if appointed the basis and scope of the administrator's rights and obligations;

         (c) the administrator should remain as administrator only for so long as required to fulfil the objects of the Railways Act;

         (d) the administrator should at all times engage in reasonable consultation with the Security Trustee and should reasonably take into account the interests of the Security Trustee as a secured creditor and the Lessee as owner of the business;

         (e) the administrator should provide all reasonable assistance to the Security Trustee including provision of financial and operating information, to enable the Security Trustee to realise its security; and

         (f) the administrator should hand over to the Security Trustee all sums held by him which are properly payable under a Security and are surplus to the cost of operating the business of the Lessee so as to fulfil the objects of the Act and the reasonable costs of the administration.

                                                                              8.

3.6      ENFORCEMENT OF A SECURITY

         (a) The Security Trustee acknowledges that any enforcement of the Security must comply with all relevant legislation and this Deed.

         (b)      If, at any time during the Term of the Lease, an Enforcing
                  Party:

                  (i)      enters into possession of the Land; or

                  (ii) forecloses or extinguishes the Lessee's equity of redemption in respect of the Lease;

                  or if there is any exercise of power of sale by the Enforcing Party or any receiver appointed by it of the Railway Operations then the Enforcing Party shall:

                  (iii) within 10 Business Days, provide the Lessor with a reasonable plan for achieving full compliance with the Lessee's obligations under the Lease (including the obligation to conduct Railway Operations in accordance with the Minimum Service Requirements) to be assumed by the Enforcing Party or another person reasonably acceptable to the Lessor within 6 months from the entry into possession, foreclosure or extinguishment; and

                  (iv) diligently pursue, and keep the Lessor informed as to, the implementation of the plan using reasonable endeavours to achieve full compliance with the Lessee's obligations under the Lease in accordance with the timetable in the plan.

         (c) The Lessor agrees with the Security Trustee that it will not unreasonably withhold its consent to an assignment of the Lease on enforcement of the Security by the Security Trustee to a person who has demonstrated to the reasonable satisfaction of the Lessor that the person has the operational and financial capacity to successfully conduct Railway Operations on the Land in accordance with the Lease.

4        PARTIAL SURRENDERS

4.1      VOLUNTARY SURRENDERS

         The Lessee may not issue a Surrender Notice or otherwise surrender any portion of the Rail Corridor Land without the prior written consent of the Security Trustee. The Lessee acknowledges that it must obtain such consent at its own expense.

4.2      SURRENDER WARNING NOTICE

         At or about the time the Lessor gives any Surrender Warning Notice to the Lessee it must give a copy of such notice to the Security Trustee.

4.3      NO SURRENDER NOTICE

         The Lessor shall not give a Surrender Notice in respect of any part of the Rail Corridor Land if the Surrender Default in respect of which a Surrender Notice could otherwise have been given is remedied within the Surrender Cure Period (or any longer period agreed by the Lessor, that agreement not to be unreasonably withheld so long as the remedy of that Surrender Default is being diligently pursued by an Enforcing Party).

                                                                              9.

5.       INFORMATION SHARING

5.1      NOTIFICATION BY LESSOR

        The Lessor must provide to the Security Trustee copies of any:

         (a) notice issued by it to the Lessee under clause 4.3 of the Lease; and

         (b) any Surrender Warning Notice or Surrender Notice issued by it to the Lessee under clause 4.5 of the Lease,

         at the same time as the notice is given to the Lessee.

5.2      NOTIFICATION BY SECURITY TRUSTEE

         (a) The Security Trustee must provide to the Lessor copies of any default notice issued by it to the Lessee under a Security at the same time as the notice is given to the Lessee.

         (b) The Security Trustee must promptly advise and keep the Lessor advised about any action taken or proposed to be taken to enforce the rights of the Security Trustee under a Security.

         (c) The Security Trustee must advise the Lessor upon the discharge of the Security or, if it occurs earlier, upon the Lessee first becoming entitled to require its discharge.

6.       TRACK INFRASTRUCTURE CHARGE

6.1      CONSENT

         The Security Trustee hereby consents to the charge in favour of the Lessor contained in the Deed of Agreement to Lease dated 7 November 1997 (Option Charge).

6.2      RANKING

         The Lessor and the Security Trustee agree that the Option Charge shall rank in all respects, after the Security, but subject to the undertakings by the Security Trustee hereunder.

6.3      RELEASE OF TRACK INFRASTRUCTURE

         The Security Trustee shall not release any of the Track Infrastructure from the Security without the prior written consent of the Lessor (which shall not be withheld if the release is part of a transfer in compliance with clause 6.4) other than on a total discharge of the Security on repayment of all debt secured by it.

6.4      TRANSFER OF TRACK INFRASTRUCTURE

         No Enforcing Party shall sell, transfer or otherwise dispose of the Track Infrastructure except:

         (a) to a permitted assignee of the Lease, subject to the Option Charge; or

         (b) if the Lease (or portion of the Lease) is terminated Track Infrastructure which the Lessor has elected not to acquire.

                                                                             10.

6.5      REPAIR

         Any Enforcing Party shall on enforcement have the same rights as the Lessee under the Lease to remove and sell Track Infrastructure for repair and/or replacement.

6.6      COMPLIANCE

         The Security Trustee undertakes that on enforcement of the Security any Enforcing Party shall comply with the Lessee's obligations to sell or transfer the Track Infrastructure to the Lessor in accordance with the Lease.

7.       NOTICES

         Any notice given under this Deed:

         (a) must be in writing addressed to the intended recipient at the address shown below or the address last notified by the intended recipient to the sender:

                  LESSOR:

                  Executive Director
                  Transport SA
                  33-37 Warwick Street
                  PO Box 1
                  WALKERVILLE SA 5081

                  Fax: (08) 8343 2497

                  LESSEE:

                  Australia Southern Railroad Pty Limited
                  320 Churchill Road
                  Kilburn SA 5942

                  Attention: Mr Chuck Chabot/Mr Ian Jamieson
                  Fax: (08) 8343 5455

                  SECURITY TRUSTEE:

                  ANZ Capel Court Limited
                  Level 17
                  530 Collins Street
                  Melbourne VIC 3000

                  Attention: Julie Piper
                  Fax: (03) 9273 2111

         (b)      must be signed by a person duly authorised by the sender; and

         (c) will be taken to be duly given or made (in the case of delivery in person or by post, fax or cable) when delivered, received or left at the above address but if delivery or receipt occurs on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time) it will be taken to

                                                                             11.

                  have been duly given or made at the commencement of business on the next day on which business is generally carried on in the place.

8.       ASSIGNMENT

8.1      BY SECURITY TRUSTEE

         (a) The Security Trustee may not assign its rights under this Deed without the prior written consent of the Lessor. The Lessor will not unreasonably withhold its consent where the assignee is a financial institution of financial standing acceptable to the Lessor and executes a deed to be bound by this Deed in form and substance satisfactory to the Lessor. If the Security Trustee assigns all its rights, then upon the assignor executing such a deed the assignor will be released of its obligations under this Deed in respect of the period after assignment.

         (b) The Lessor acknowledges that any change to the composition or entitlements of financiers or noteholders providing financial accommodation to the Lessee will not require the consent of the Lessor under paragraph (a).

         (c) The Security trustee shall advise the Lessor annually of the names, addresses and contact names of each of the then financiers referred to in paragraph (b) above and of each of the then noteholders' trustees and, if appointed, the noteholders' fiscal agent, and at any other time upon the written request of the Lessor.

8.2      BY LESSOR

         The Lessor may assign or transfer by novation any of its rights and obligations under this Deed to any party which acquires the freehold title to the property the subject of the Lease and which becomes a party to this Deed.

9.       MISCELLANEOUS

9.1      AMENDMENT

         This Deed may be amended only by another deed executed by all parties.

9.2      STAMP DUTY AND COSTS

         The Lessee shall bear any stamp duty (including fines and penalties) chargeable on this Deed. The Lessee shall indemnify each other party on demand against any liability for that stamp duty.

9.3      FURTHER SECURITY

         Any further security or assurance from the Lessee or under the Security in favour of the Security Trustee will be taken to be part of the Security and governed by this Deed, but such security or assurance may only be given with the consent of the Lessor.

9.4      ENTIRE AGREEMENT

         This Deed contains the entire agreement of the parties with respect to its subject matter. It sets out the only conduct relied on by the parties and supersedes all earlier conduct by the

                                                                             12.

         parties with respect to its subject matter. Without limitation, the Security Trustee is not obliged to do anything except as expressly set out in this Deed.

9.5      FURTHER ASSURANCES

         The parties must do all things necessary to give effect to any provision of this Deed.

9.6      SEVERABILITY OF PROVISIONS

         Any provision of this Deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

9.7      NO WAIVER

         No consent or waiver, whether express or implied, to any breach of this Deed by any party is to be construed as a consent or waiver to any other breach.

9.8      GOVERNING LAW

         This Deed is governed by and construed in accordance with the laws of South Australia. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

9.9      COUNTERPARTS

         This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

9.10     PRODUCTION

         Each of the Lessee and the Security Trustee consents to this Deed being tabled or otherwise produced in the South Australian Parliament.

10.      TERM

         This Deed shall terminate upon the discharge or payment of all moneys owed actually or contingently to the Security Trustee and the beneficiaries for the time being of the Australian Railroad Group Security Trust provided that if, following such discharge or payment, such discharge or payment is avoided (under any law relating to insolvency or otherwise) then the provisions of this Deed shall continue to apply to regulate the respective rights and obligations of the Lessor and the Security Trustee.

11.      CONSENT

         The Lessee hereby consents to any action reasonably taken by the Lessor to comply with its obligations under this Deed.

EXECUTED as a deed

Each attorney executing this Deed states that he has not received notice of the revocation or suspension of his power of attorney.

                                                                             13.

SIGNED SEALED and DELIVERED on behalf
of THE MINISTER FOR TRANSPORT AND URBAN
PLANNING
by its duly authorised
signatory in the presence of:                ___________________________________
                                             Signature

___________________________________          ___________________________________
Signature of witness                         Name

___________________________________
Name

SIGNED SEALED and DELIVERED on behalf
of AUSTRALIA SOUTHERN RAILROAD PTY
LIMITED
by its attorney in the presence of:          ___________________________________
                                             Signature

___________________________________          ___________________________________
Signature of witness                         Name

___________________________________
Name

SIGNED SEALED and DELIVERED on behalf
of ANZ CAPEL COURT LIMITED
by its attorney in the presence of:          ___________________________________
                                             Signature

___________________________________          ___________________________________
Signature of witness                         Name

___________________________________
Name

                                                                             14.

                                   SCHEDULE 1

                                             APPLICABLE CURE PERIOD FROM DATE OF
             CRITICAL DEFAULT                          NOTICE BY LESSOR
----------------------------------------     -----------------------------------
1.       Failure by Lessee to provide        Six months from date of notice.
         the minimum Service
         Requirements for a continuous
         period of 6 months on entire
         Rail Corridor.

2.       Failure by the Lessee to            Twelve months from date of notice.
         conduct Railway Operations on
         the entire Rail Corridor for a
         continuous period of 18
         months.

3.       Removal of any Track                Six months from date of notice.
         Infrastructure as referred to
         in clause 9.1.1.2 of the Lease

4.       The occurrence of an Event of       Six months from date of notice.
         Default under clause 9 of the
         Lease other than an Event of
         Default referred to in
         paragraphs 1, 2 or 3 provided
         that such Event of Default
         must be:

         (a)      a breach which has a
                  substantial adverse
                  effect on the
                  Lessee's ability to
                  provide Minimum
                  Service Requirements
                  or conduct Railway
                  Operations; or

         (b)      a breach which the
                  Lessor reasonably
                  regards as a breach
                  which is
                  substantially adverse
                  to its interests as a
                  Lessor under the
                  Lease and for which a
                  remedy of damages or
                  injunction or
                  specific performance
                  (or similar order) of
                  the covenants in the
                  lease is not, in its
                  reasonable opinion,
                  an adequate remedy;
                  or

         (c)      a breach which the
                  Lessor reasonably
                  regards as a breach
                  which has a
                  substantial adverse
                  effect on the public
                  interest and cannot
                  be reasonably
                  remedied by an
                  injunction or order
                  for specific
                  performance (or
                  similar order) of _ _
                  the covenants in the
                  Lease.

                                   SCHEDULE 2

   SURRENDER DEFAULT FROM DATE OF NOTICE       SURRENDER CURE PERIOD BY LESSOR
------------------------------------------   -----------------------------------
Railway Operations not conducted on a:       Twelve months from date of notice.

-        portion of the Rail Corridor Land
         for a

-        continuous period of eighteen
         months and

-        have not recommenced,

Failure by Lessee to provide Minimum         Six months from date of notice.
Service Requirements for a continuous
period of six months on portion of
the Rail Corridor Land.

                                                                              3.